UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2020

AGILYSYS, INC.

(Exact name of registrant as specified in its charter)

Ohio	000-5734	34-0907152
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

1000 Windward Concourse, Suite 250, Alpharetta, Georgia	30005
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (770) 810-7800

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	AGYS	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Securities Holders.

The 2020 Annual Meeting of Shareholders of Agilysys, Inc. was held on November 19, 2020. The following matters were voted on.

1.	Seven Directors were elected to serve one-year terms expiring at the 2021 Annual Meeting of Shareholders. The vote results for Proposal 1 were as follows:

	For	Withheld	Broker Non-Votes
Donald Colvin	21,351,773	43,288	1,421,741
Dana Jones	21,115,669	279,392	1,421,741
Jerry Jones	21,033,888	361,173	1,421,741
Michael Kaufman	20,945,854	449,207	1,421,741
Melvin Keating	20,930,278	464,782	1,421,741
John Mutch	21,133,443	261,618	1,421,741
Ramesh Srinivasan	21,344,686	50,375	1,421,741

2.

The issuance of our common stock and additional Series A Convertible Preferred Stock (the “Convertible Preferred Stock”) issuable pursuant to the terms of the Convertible Preferred Stock to the holders of Convertible Preferred Stock in accordance with NASDAQ Listing Rule 5635(b) was approved. The vote results for Proposal 2 were:

For	Against	Abstain	Broker Non-Votes
21,249,206	129,483	16,371	1,421,741

3.	The Agilysys, Inc. 2020 Equity Incentive Plan, as amended and restated, was approved. The vote results for Proposal 3 were:

For	Against	Abstain	Broker Non-Votes
20,585,633	792,400	17,027	1,421,741

4.	The Agilysys, Inc. 2020 Employee Stock Purchase Plan was approved. The vote results for Proposal 4 were:

For	Against	Abstain	Broker Non-Votes
21,374,050	10,095	10,916	1,421,741

5.	The Company’s executive compensation for its named executive officers was approved on an advisory basis. The vote results for Proposal 5 were as follows:

For	Against	Abstain	Broker Non-Votes
21,030,711	346,557	17,792	1,421,741

6.

The appointment of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2021, was ratified. The vote results for Proposal 6 were as follows:

For	Against	Abstain
22,788,005	16,836	11,960

No proposal to adjourn or postpone the Annual Meeting was brought to vote, and no other business was brought before the Annual Meeting.

Item 8.01	Other Events.

On November 19, 2020, the Board of Directors of Agilysys, Inc. (the “Company”) declared a cash dividend on the Company’s outstanding 5.25% Series A Convertible Preferred Stock (the “Convertible Preferred Stock”) in the amount of $0.529399461 per share, payable on December 31, 2020 to shareholders of record of the Convertible Preferred Stock as of December 15, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILYSYS, INC.
By:	/s/ Kyle C. Badger
Kyle C. Badger
Senior Vice President, General Counsel and Secretary

Date: November 24, 2020